Operating leases (Tables)	12 Months Ended
Dec. 31, 2018
Leases 1 [Abstract]
Summary of future minimum lease payments, before deducting related rental income
The future minimum lease payments at 31 December 2018, before deducting related rental income from operating sub-leases of $120 million (2017 $188 million), are shown in the table below. This does not include future contingent rentals. Where the lease rentals are dependent on a variable factor, the future minimum lease payments are based on the factor as at inception of the lease.

		$ million
Future minimum lease payments	2018	2017
Payable within
1 year	2,511	2,969
2 to 5 years	5,359	6,387
Thereafter	4,109	4,614
	11,979	13,970